Exhibit 10.85

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1, dated as of August 24, 2015 (this “Amendment”), to the Registration Rights Agreement dated as of June 2, 2015 (the “Agreement”), is by and among American Power Group Corporation, a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms that are used in this Amendment without definition, but which are defined in the Agreement, shall have the meanings given them in the Agreement.

WHEREAS, on June 2, 2015, the Company issued certain Promissory Notes to the Purchasers and, pursuant to the Agreement, granted certain registration rights to the Purchasers;

WHEREAS, pursuant a Secured Financing Agreement dated as of the date hereof, by and among the Company, American Power Group, Inc. and WPU Leasing, LLC, a Delaware limited liability company (“WPU”), the Company has issued warrants to purchase an aggregate of 3,250,000 shares of Common Stock to certain designees of WPU (the “Investors”); and

WHEREAS, the parties wish to extend the rights under the Agreement to the Investors;

NOW, THEREFORE, in consideration of the agreements of the parties herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each Purchaser agree as follows:

1.Amendment. Each of the Investors, upon such Investor’s execution of a counterpart signature page to this Amendment, is hereby made a party to the Agreement, with all of the rights, and subject to all of the obligations, of a Purchaser.

1.Registrable Securities. For the avoidance of doubt, all shares of Common Stock issued or issuable pursuant to the exercise of the warrants referred to in the recitals to this Amendment shall be deemed to be Registrable Securities.

2.Agreement to Remain in Force. Except as expressly amended by this Amendment, the terms of the Agreement shall remain in full force and effect hereafter.

3.Effectiveness of Amendment. This Amendment shall be effective upon its execution by the Company and by the other parties to the Agreement holding (immediately prior to the execution of this Amendment) a majority of the Registrable Securities, at which time it shall become binding on all of the parties to the Agreement.

4.Counterparts. This Amendment may be executed and delivered by original or facsimile signatures and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

American Power Group Corporation

By: /s/ Charles E. Coppa
Name: Charles E. Coppa
Title: Chief Financial Officer

[THE SIGNATURE PAGES TO AMENDMENT NO. 1 TO THE AMERICAN POWER GROUP CORPORATION REGISTRATION RIGHTS AGREEMENT ARE ON FILE WITH AMERICAN POWER GROUP CORPORATION AND ARE INTENTIONALLY OMITTED]

COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

The undersigned agrees to become a “Purchaser” party to that certain Registration Rights Agreement (the “Agreement”), dated as of June 2, 2015, as amended, by and among American Power Group Corporation and the other parties named therein, and agrees to be bound by all of the provisions of the Agreement that apply to the Purchasers.

All defined terms used but not defined herein shall have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, this counterpart signature page has been duly executed by or on behalf of the undersigned as of the date below written.

Name:______________________________

Address: ___________________________

___________________________

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